UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

LIVERAMP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38669	83-1269307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Seventeenth Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(866) 352-3267

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	RAMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of LiveRamp Holdings, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the LiveRamp Holdings, Inc. Employee Stock Purchase Plan (the “Plan”). A summary of the material terms of the Plan, as amended and restated, is set forth on pages 17 through 20 of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “Commission”) on June 25, 2021 (the “Proxy Statement”). That summary and the foregoing description of the Plan are qualified in their entirety by reference to the text of the Plan, as amended and restated, which is incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 16, 2020.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on August 10, 2021, at 11:30 a.m. PDT via the Internet at www.virtualshareholdermeeting.com/RAMP2021. The Company’s stockholders voted on four proposals, and the final voting results for each of the proposals are described below.

1.    Election of Directors. John L. Battelle, Omar Tawakol and Debora B. Tomlin were elected to the Company’s board of directors (the “Board”) for three-year terms expiring at the 2024 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John L. Battelle	55,395,493	1,082,729	24,766	4,924,370
Omar Tawakol	55,807,747	671,491	23,750	4,924,370
Debora B. Tomlin	55,258,354	1,220,059	24,575	4,924,370

As disclosed in the Proxy Statement, Mr. William J. Henderson’s service on the Board ended on the date of the Annual Meeting. We acknowledge with gratitude Mr. Henderson’s twenty years of service on the Board and his many contributions to the Company and its management team. The Board voted to reduce its size from ten to nine members as a result of Mr. Henderson’s departure.

2.    Approval of the Amendment and Restatement of the LiveRamp Holdings, Inc. Employee Stock Purchase Plan. The stockholders approved the amendment and restatement of the Plan by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,251,437	244,568	6,983	4,924,370

3.    Advisory Vote to Approve Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
47,209,950	9,256,462	36,576	4,924,370

4.    Ratification of Independent Registered Public Accountant. The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accountant for fiscal year 2022 by the following votes:

Votes For	Votes Against	Votes Abstained
61,197,830	196,984	32,544

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	LiveRamp Holdings, Inc. Employee Stock Purchase Plan (previously filed on November 16, 2020, as Exhibit 10.1 to LiveRamp Holdings, Inc’s Current Report on Form 8-K, Commission File No. 001-38669, incorporated herein by reference)

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERAMP HOLDINGS, INC.

By:	/s/ Jerry C. Jones
Jerry C. Jones Chief Ethics and Legal Officer & Executive Vice President

Date: August 12, 2021